UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No
001-33072	SAIC, Inc. 1710 SAIC Drive, McLean, Virginia 22102 (703) 676-4300	Delaware	20-3562868

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of SAIC, Inc. was held on June 7, 2013. The final results of the stockholders’ vote on each of the matters presented for a vote is set forth below.

1.	The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

	Number of Votes
Director Nominee	For	Against	Abstain	Broker Non-Votes
France A. Córdova	218,790,282	15,222,051	7,333,198	27,880,732
Jere A. Drummond	202,876,354	31,377,835	7,091,342	27,880,732
Thomas F. Frist III	220,820,307	13,710,031	6,815,193	27,880,732
John J. Hamre	221,200,929	13,326,703	6,817,899	27,880,732
Miriam E. John	220,806,452	13,989,743	6,549,336	27,880,732
Anita K. Jones	219,521,399	15,698,634	6,125,498	27,880,732
John P. Jumper	211,241,551	24,612,082	5,491,898	27,880,732
Harry M.J. Kraemer, Jr.	215,079,738	19,572,965	6,692,828	27,880,732
Lawrence C. Nussdorf	220,514,024	13,692,473	7,139,034	27,880,732
Edward J. Sanderson, Jr.	219,883,997	14,457,924	7,003,610	27,880,732

2.	The proposal to approve an amendment to our certificate of incorporation to effect a reverse stock split of our common stock on a ratio of 1-for-2, 1-for-3, or 1-for-4, as determined by our Board of Directors, and subject to the Board of Directors’ authority to implement such amendment, was approved based upon the following votes:

Votes for approval	243,981,029
Votes against	20,674,494
Abstentions	4,570,740
Broker non-votes	0

3.	The proposal to approve an amendment to our certificate of incorporation to change the name of our company from SAIC, Inc. to Leidos Holdings, Inc., subject to the Board of Directors’ authority to implement such amendment, was approved based upon the following votes:

Votes for approval	235,396,771
Votes against	29,609,568
Abstentions	4,219,924
Broker non-votes	0

4.	The proposal to approve an amendment to our certificate of incorporation to decrease the range of required directors to a minimum of seven (7) directors and a maximum of fourteen (14) directors, with the exact number to be determined by the Board of Directors, subject to the Board of Directors’ authority to implement such amendment, was approved based upon the following votes:

Votes for approval	224,750,778
Votes against	12,634,527
Abstentions	3,960,226
Broker non-votes	27,880,732

5.	The proposal to approve amendments to our certificate of incorporation to eliminate or reduce certain supermajority voting provisions was not approved based upon the following votes:

Votes for approval	214,906,298
Votes against	22,132,495
Abstentions	4,306,738
Broker non-votes	27,880,732

This proposal did not receive approval of at least two-thirds of the total voting power of all outstanding shares of our voting stock, which was required to approve certain of the amendments included in the proposal.

6.	The proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in our proxy statement was approved based upon the following votes:

Votes for approval	197,240,801
Votes against	28,881,054
Abstentions	15,223,676
Broker non-votes	27,880,732

7.	The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2014 was approved based upon the following votes:

Votes for approval	260,098,222
Votes against	5,962,059
Abstentions	3,165,982
Broker non-votes	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)		SAIC, INC.

Date: June 12, 2013	By:	/s/ Vincent A. Maffeo
Vincent A. Maffeo
Its: Executive Vice President and
General Counsel

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